Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Terry K. Glenn, President of Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. (together, the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: February 23, 2004


                                                /s/ Terry K. Glenn
                                                ------------------
                                                Terry K. Glenn,
                                                President of Merrill Lynch Low
                                                Duration Fund of Merrill Lynch
                                                Investment Managers Funds, Inc.

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and will be retained by Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. (together, the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: February 23, 2004


                                                /s/ Donald C. Burke
                                                -------------------
                                                Donald C. Burke,
                                                Chief Financial Officer of
                                                Merrill Lynch Low Duration Fund
                                                of Merrill Lynch Investment
                                                Managers Funds, Inc.

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and will be retained by Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.